                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------

The Board of Directors and Shareholders
The Money Store Inc.:

We consent to the use of our report incorporated herein by reference, and to the reference to our Firm under the heading "Experts" in the Registration Statement.

/s/ KPMG Peat Marwick LLP

KPMG Peat Marwick LLP


Sacramento, California
April 9, 1997